Convertible Debt and Unsecured Senior Notes	12 Months Ended
Dec. 31, 2021
Convertible Debt and Unsecured Senior Notes
Convertible Debt and Unsecured Senior Notes

15. Convertible Debt and Unsecured Senior Notes

In October 2017, the Company issued US$900 million in aggregate principal amount of 1.25% coupon interest convertible senior notes due on November 15, 2022 (“2022 Notes”) at par. The Notes may be converted into Weibo’s American depositary shares (“ADSs”), each representing one Class A ordinary share of the Company, at the option of the holders, which is equivalent to an initial conversion price of approximately US$133.27 per ADS, subject to adjustment. The conversion rate may be adjusted under certain circumstances, such as distribution of dividends and stock splits. In addition, upon a make-whole fundamental change prior to the maturity date of the notes, the Company will, under certain circumstances, increase the applicable conversion rate for a holder that elects to convert his/her notes in connection with such make-whole fundamental change.

The net proceeds received by the Company from the issuance of the 2022 Notes were US$879.3 million, net of issuance cost of US$20.7 million. The Company pays cash interest at an annual rate of 1.25%, payable semiannually in arrears on May 15 and November 15 of each year, beginning May 15, 2018. The issuance costs of the 2022 Notes are being amortized to interest expenses over the contractual life. The 2022 Notes related interest expenses were US$15.4 million for each of the three years ended December 31, 2019, 2020 and 2021.

15. Convertible Debt and Unsecured Senior Notes (Continued)

In July 2019, the Company issued US$800 million in aggregate principal amount of unsecured senior notes due on July 5, 2024 (“2024 Notes”), unless previously repurchased or redeemed in accordance with the terms prior to maturity. The 2024 Notes were issued at par value and bear an annual interest rate of 3.50%, payable semiannually in arrears on January 5 and July 5 of each year, beginning on January 5, 2020. The net proceeds to the Company from the issuance of the 2024 Notes were US$793.3 million, net of issuance cost of US$6.7 million. The issuance costs of the 2024 Notes are being amortized to interest expenses over the contractual life. The 2024 Notes related interest expenses were US$14.5 million, US$29.3 million and US$29.3 million for the years ended December 31, 2019, 2020 and 2021, respectively.

In July 2020, the Company issued US$750 million in aggregate principal amount of unsecured senior notes due on July 8, 2030 (“2030 Notes”), unless previously repurchased or redeemed in accordance with the terms prior to maturity. The 2030 Notes bear an annual interest rate of 3.375%, payable semiannually in arrears on January 8 and July 8 of each year, beginning on January 8, 2021. The net proceeds to the Company from the issuance of the 2030 Notes were US$740.3 million, net of issuance cost of US$9.7 million. The issuance costs of the 2030 Notes are being amortized to interest expenses over the contractual life. For the years ended December 31, 2020 and 2021, the Group recognized US$12.7 million and US$26.3 million interest expenses from the 2030 Notes, respectively.